UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2007

MARINE GROWTH VENTURES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128077	20-0890800
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

405-A Atlantis Road, Cape Canaveral, Florida 32920
(Address of principal executive offices) (zip code)

(321) 783-1744
(Registrant's telephone number, including area code)

Copies to:
Thomas A. Rose, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 5, 2006, Marine Growth Ventures, Inc. (the “Company”) issued a revolving note (the “Note”), with an aggregate principal amount of $50,000 to a stockholder, who is also the majority member of the LLC that is the majority owner of the Company. Funds are advanced to the Company, as needed, to pay for ongoing operations. The Note had a maturity date of June 30, 2006. It has been agreed that the maturity date will extend to December 31, 2006 unless the lender notifies the borrower, in writing, thirty days prior to the maturity date. This Note has an interest rate of 10%.

On March 31, 2006, an amendment was issued on this Note increasing the aggregate principal amount to $100,000.

On June 20, 2006, a second amendment was issued on this Note increasing the aggregate principal amount to $150,000.

On October 6, 2006, a third amendment was issued on this Note increasing the aggregate principal amount to $200,000.

On January 16, 2007, a fourth amendment was issued on this Note increasing the aggregate principal amount to $250,000 and extending the maturity date to January 15, 2008.

On February 20, 2007, a fifth amendment was issued on this Note increasing the aggregate principal amount to $300,000 and extending the maturity date to February 20, 2008.

On March 16, 2007, a sixth amendment was issued on this Note increasing the aggregate principal amount to $400,000.

On March 26, 2007, a seventh amendment was issued on this Note increasing the aggregate principal amount to $500,000.

On May 16, 2007, an eighth amendment was issued on this Note increasing the aggregate principal amount to $600,000.

On July 3, 2007, a ninth amendment was issued on this Note increasing the aggregate principal amount to $700,000.

On September 19, 2007, a tenth amendment was issued on this Note increasing the aggregate principal amount to $800,000.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 10-QSB filed on May 16, 2006).
10.2
First Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 10-QSB filed on May 16, 2006).

10.3
Second Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 10-QSB filed on August 7, 2006).

10.4
Third Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on October 11, 2006).

10.5
Forth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on January 16, 2007).

10.6
Fifth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on February 21, 2007).

10.7
Sixth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on March 21, 2007).

10.8
Seventh Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on March 28, 2007).

10.9
Eighth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on May 17, 2007).

10.10
Ninth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello (incorporated by reference to the exhibits to Registrants Form 8-K filed on July 5, 2007).

10.11	Tenth Amendment to Revolving Note by and among Marine Growth Ventures, Inc., its subsidiaries and Frank P. Crivello.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINE GROWTH VENTURES, INC.

Dated: September 25, 2007	By: /s/ Katherine Ostruszka Katherine Ostruszka Chief Financial Officer